Date this 1st day of June 1998


                           MOMENTUM ASSOCIATES LIMITED


                                       and



                               PETER GRAHAM DALEY

                   ******************************************


                                    AGREEMENT


                   ******************************************



                                 Horvath & Giles
                           16th Floor On Hing Building
                              No. 1 On Hing Terrace
                                     Central
                                    Hong Kong
                               Tel. No.: 2522 9118

     AN  AGREEMENT   made  the  1st  day  of  June  One  Thousand  Nine  Hundred
Ninety-Eight

BETWEEN
MOMENTUM ASSOCIATES LIMITED whose registered address is situate at 17th Floor, No.53-55 Lockhart Road, Wanchai, Hong Kong (hereinafter called "MAL") of the one part and

PETER GRAHAM DALEY of Flat 6C, Block 19, Beacon Heights, Kowloon Tong, Kowloon, Hong Kong (hereinafter called "PGD") of the other part.

WHEREBY IT IS AGREED as follows:-

1) MAL engages PGD to provide administrative, promotional and technical support services to enable MAL to carry on business as a facilitator to internet marketing and publishing companies as effectively as possible on the following terms and conditions.

2) PGD agrees:

     (a) To assist in the Internet publishing and marketing of products which include Swiftrade, M Finance, PINmail, MediaHits, Search Dragon and others to be added from time to time;

     (b) To provide professional, administrative and technical assistance required in relation to the holding of internet assets, to assist in the acquiring of equipment and machinery including computers and the training of personnel in relation thereto;

     (c) To undertake any other action necessary, and which PGD can reasonably provide, to enable MII to continue in operation with adequate administrative and technical support.

3) MAL agrees to pay PGD a housing allowance of HK$15,000 per month for the period from 1st June 1998 up to 31st May 1999, subject to review from time to time.

4) The terms of this Agreement shall commence on 1st June 1998 up to 31st May 1999 and shall be renewed automatically unless either party shall have given at least one month's notice in writing to terminate this Agreement.

IN WITNESS whereof the parties have hereunto set their hands the day and year first above written.

SIGNED  by  Anthony Leonard                 )
                                            )
Tobin for and on behalf of                  )
Momentum Associates Limited in              )
the presence of:  Karina Lee                )

SIGNED by Peter Graham                      )
                                            )
Daley in the presence of Karina Lee         )

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